EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED NOVEMBER 24, 2014 TO PROSPECTUS DATED JULY 31, 2014

IMPORTANT INFORMATION REGARDING UPCOMING REORGANIZATION OF THE LARGE CAP GROWTH FUND

You previously received a Prospectus supplement dated September 4, 2014 (the “Prior Supplement”) notifying you of the reorganization of the Large Cap Growth Fund of Northern Funds (the “Acquired Fund”) into the Large Cap Core Fund of Northern Funds. The reorganization is expected to take effect on or about December 5, 2014 (the “Reorganization Date”). Shareholders may purchase, exchange and/or redeem shares of the Acquired Fund up to the close of business (4:00 p.m. Eastern time) on the Reorganization Date.

Except as modified by this supplement, the Prior Supplement remains in full force and effect.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (11/14)

NORTHERN FUNDS PROSPECTUS